INVESTOR UPDATE Third Quarter 2023

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 25 Yrs Banking: 25 Yrs FMB: 8 Yrs Banking: 20 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 16 Yrs Banking: 36 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 15 Yrs Banking: 33 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 9/30/2023 $18.0 Billion $12.3 Billion $14.6 Billion $8.0 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.33% 7.69% 18.10% 4.74% 1.24x 6.6x Moody’s a3 Baseline Credit Assessment1 Market Cap $1.7B Largest financial services holding company headquartered in Central Indiana 118 Banking Centers 4 *Assets Under Management - $3.4 Billion 1Moody’s Credit Opinion – First Merchants Corporation, October 25, 2022, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Total deposits increased $65.4 million or 1.8% annualized on a linked quarter basis ▪ Loan yields remain strong at 6.58% with new/renewed loan yields averaging 7.88% for the quarter ▪ Maintained a low 50’s Efficiency Ratio, while managing increasing deposit betas ▪ Maintained strong credit quality and a robust allowance for credit losses ▪ Reported EPS of $0.94 compared to $1.08 in 3Q22. Excluding PPP income and expenses related to the Level One acquisition, current EPS was $0.94 compared to $1.12 in 3Q221,2 10.38% ROE 16.54% ROTCE2 ROE & ROTCE (Annualized) $55.9 Million $0.94 Per Share Net Income & EPS1 1.24% ROA 1.48% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Third Quarter Year-to-Date 11.28% ROE 18.10% ROTCE2 ROE & ROTCE (Annualized) $179.9 Million $3.03 Per Share Net Income & EPS1 1.33% ROA 1.58% PTPP ROA2 ROA (Annualized) ▪ Reported EPS of $3.03 compared to $2.62 in 2022. Excluding PPP income and expenses related to the Level One acquisition, current YTD EPS was $3.03 compared to $3.01 in 20221,2 ▪ Commercial & Consumer deposits increased $327.8 million ▪ Brokered deposits declined $133.6 million ▪ Municipal deposits declined $128.8 million due to seasonality

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.8B
Loans: $2.6B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 3
Deposits: $4.4B
Loans: $1.9B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.4B
Loans: $2.1B
Columbus
Columbus MSA Rank: 14
Deposits: $0.6B
Loans: $1.5B
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.4B
Loans: $4.2B

MSA and County ranking data per FDIC

[1]Commercial includes Municipal deposits and Consumer includes Private Wealth and Mortgage

Loan Growth Annualized[1]

	3Q23 Balance ($B)	Growth
Commercial	$9.3	(1.7)%
Consumer	$2.9	7.3%
Total Loan Growth QTD		0.2%
Total Loan Growth YTD		3.2%
*Adjusted Total Loan Growth YTD		4.6%

- Commercial loans declined in large part to continued client focus on working capital management and continued evaluation of new capital projects given the current interest rate environment.
- The total Commercial pipeline improved at quarter end with regional C&I, IRE, Sponsor and Syndications all increasing to prior year levels.
- The Consumer increase was attributed to increases in Installment, Private Banking and Residential Mortgage.

*During the second quarter, the non-relational, term loan B portfolio of $116 million was sold with a gain.

Deposit Growth Annualized[1]

	3Q23 Balance ($B)	Growth
Commercial	$7.3	(1.9)%
Consumer	$6.3	9.5%
Total Deposit Growth QTD		1.8%
Total Deposit Growth YTD		2.4%

- Strong deposit growth continued for the quarter and year to date.
- As noted on slide 5, the Municipal deposits decline was the driver for the Commercial deposit decline of 1.9% noted above. Adjusting for the seasonal decline in Municipal deposits, Commercial deposits grew at a 5.1% annualized rate.
- Consumer line of business showed strong growth in both the branch network and private client relationships.

First Merchants Corporation
Helping you prosper

7

Third Quarter Financial Results

($M except per share data)

		For the Three Months Ended,					Variance Linked Quarter	% Variance Linked QTR-Annualized
		9/30/22	12/31/22	3/31/23	6/30/23	9/30/23		
	Balance Sheet & Asset Quality							
1.	Total Assets	$17,719.0	$17,938.3	$18,178.9	$17,968.4	$17,996.6	$28.2	0.6%
2.	Total Loans	11,675.4	12,013.0	12,250.9	12,297.5	12,302.4	4.9	0.2%
3.	Investments	4,294.8	4,263.8	4,057.4	3,891.5	3,713.7	(177.8)	-18.3%
4.	Deposits	14,434.8	14,382.7	14,703.3	14,581.2	14,646.6	65.4	1.8%
5.	Total Equity	1,906.7	2,034.8	2,122.4	2,145.6	2,092.6	(52.9)	-9.9%
6.	TCE Ratio	6.66%	7.34%	7.75%	7.99%	7.69%	-0.30%	
7.	Total RBC Ratio	12.84	13.08	13.23	13.48	13.66%	0.18	
8.	ACL / Loans	1.94	1.86	1.82	1.80	1.67	-0.13	
9.	NCOs / Avg Loans	-0.01	0.12	0.01	0.06	0.66	0.60	
10.	NPAs + 90PD / Assets	0.29	0.28	0.34	0.43	0.33	-0.10	
	Summary Income Statement							
11.	Net Interest Income	$140.3	$149.0	$144.1	$137.9	$133.4	($4.5)	-3.3%
12.	Provision for Loan Losses	0.0	0.0	0.0	0.0	2.0	2.0	
13.	Noninterest Income	29.6	24.1	25.0	26.3	27.8	1.5	5.7%
14.	Noninterest Expense	96.4	89.7	93.7	92.6	93.8	1.2	1.3%
15.	Pre-tax Income	73.5	83.4	75.4	71.6	65.4	(6.2)	-8.7%
16.	Provision for Taxes	9.8	12.6	11.3	10.7	9.0	(1.7)	-15.9%
17.	Net Income	63.7	70.8	64.1	60.9	56.4	(4.5)	-7.4%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	63.3	70.3	63.6	60.4	55.9	(4.5)	-7.4%
20.	ROAA	1.43%	1.59%	1.42%	1.34%	1.24%	-0.10%	
21.	ROAE	12.54	14.36	12.21	11.29	10.38	-0.91	
22.	ROTCE	20.85	24.21	19.82	18.04	16.54	-1.50	
23.	Net Interest Margin	3.55	3.72	3.58	3.39	3.29	-0.10	
24.	Efficiency Ratio	53.34	48.60	51.72	52.21	53.91	1.70	
	Per Share							
25.	Earnings per Diluted Share	$1.08	$1.19	$1.07	$1.02	$0.94	($0.08)	
26.	Tangible Book Value per Share	19.26	21.45	22.93	23.34	22.43	(0.91)	
27.	Dividend per Share	0.32	0.32	0.32	0.34	0.34	0.00	
28.	Dividend Payout Ratio	29.6%	26.9%	29.9%	33.3%	36.2%	2.8%	

3Q23 Highlights

- **53.91% Efficiency Ratio** reflecting strong operating leverage
- **Net interest income,** decreased $4.5 million due to higher funding cost and mix change which offset higher earning asset income
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $67.4 million** PTPP ROA was 1.48% and PTPP ROE was 12.51%[1]
- **TCE Ratio decreased 0.30% to 7.69%** due to the impact of AOCI
- **Tangible Book Value per share totaled $22.43,** a decrease of $0.91 from prior quarter

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

8

Year-to-Date Financial Results

($M except per share data)

	For the Nine Months Ended September 30, 2021	2022	2023	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$15,060.7	$17,719.0	$17,996.6	$277.7	1.6%
2. Total Loans	9,047.6	11,675.4	12,302.4	627.0	5.4%
3. Investments	4,445.5	4,294.8	3,713.7	(581.0)	-13.5%
4. Deposits	12,348.7	14,434.8	14,646.6	211.8	1.5%
5. Total Equity	1,868.1	1,906.7	2,092.6	186.0	9.8%
6. TCE Ratio	8.94%	6.66%	7.69%	1.03%	
7. Total RBC Ratio	14.02	12.84	13.66%	0.82	
8. ALLL / Loans	2.21	1.94	1.67	-0.27	
9. NCOs / Avg Loans	0.07	-0.01	0.24	0.25	
10. NPAs + 90PD / Assets	0.35	0.29	0.33	0.04	
Summary Income Statement					
11. Net Interest Income	$309.4	$371.2	$415.3	$44.1	11.9%
12. Provision for Loan Losses	0.0	16.8	2.0	(14.8)	
13. Noninterest Income	83.5	83.8	79.2	(4.6)	-5.5%
14. Noninterest Expense	206.8	266.0	280.2	14.2	5.3%
15. Pre-tax Income	186.1	172.3	212.3	40.1	23.3%
16. Provision for Taxes	28.3	20.9	31.0	10.1	48.2%
17. Net Income	157.8	151.3	181.3	30.0	19.8%
18. Preferred Stock Dividends	0.0	0.9	1.4	0.5	
19. Net Income Available to Common Stockholders	157.8	150.4	179.9	29.5	19.6%
20. ROAA	1.43%	1.19%	1.33%	0.14%	
21. ROAE	11.32	10.14	11.28	1.14	
22. ROTCE	16.65	16.22	18.10	1.88	
23. Net Interest Margin	3.22	3.30	3.42	0.12	
24. Efficiency Ratio	50.10	54.95	52.60	-2.35	
Per Share					
25. Earnings per Diluted Share	$2.92	$2.62	$3.03	$0.41	
26. Tangible Book Value per Share	24.31	19.26	22.43	3.17	
27. Dividend per Share	0.84	0.93	1.00	0.07	
28. Dividend Payout Ratio	28.8%	35.5%	33.0%	-2.5%	

Year-to-Date Highlights

- **52.60% Efficiency Ratio** reflecting strong operating leverage
- **Net interest income,** increased $44.1 million primarily due to the addition of Level One in 2Q22
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $214.3 million** PTPP ROA was 1.58% and PTPP ROE was 13.44%[1]
- **TCE Ratio increased 1.03% to 7.69%** over prior year
- **Tangible Book Value per share totaled $22.43,** an increase of $3.17 over prior year

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

Municipal Bonds 56% Mortgage- Backed Securities 25% Collateralized Mortgage Obligations 6% U.S. Agencies 12% Corporate Obligations 1% ▪ Net unrealized AFS Loss of $382.8 million ($269.8 M prior Q) ▪ Net unrealized HTM Loss of $472.6 million ($ 359.7 M prior Q) Investment Portfolio Highlights 10 3Q23 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.7B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 3Q 2022 $0.4 million gain ▪ 4Q 2022 $0.1 million gain ▪ 1Q 2023 $1.6 million loss ▪ 2Q 2023 $1.4 million loss ▪ 3Q 2023 $1.7 million loss Unrealized Losses▪ Quarterly bond sales of $33 million / $347 million YTD ▪ Effective duration of 6.6 years ▪ Cash flow of $335 million through the end of 2024 / ~2.12% yield ▪ AA rated municipal bond portfolio ▪ ~53% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 $4.3 $4.3 $4.1 $3.9 $3.7 2.66% 2.66% 2.63% 2.56% 2.55% 3Q22 4Q22 1Q23 2Q23 3Q23 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 11 3Q23 Loan Composition Yield on Loans (%) / Total Loans ($B) $12.3B Total 3Q23 Portfolio by Yield Type Highlights Total loan rate mix as of 3Q23 • $8.1 billion variable rate • $4.2 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Loan yields remained strong at 6.58% ▪ New/renewed loan yields averaged 7.88% for the quarter compared to 7.30% in 2Q23 $0.9 $0.7 $0.7$0.4$0.7$0.7 Fixed Rate 34% Prime-Based 12% Other Variable Rates 15% SOFR-Based 39% Commercial & Industrial 28.4% Commercial Real Estate Owner-Occupied 9.4% Commercial Real Estate Non-Owner Occupied 19.2% Construction Land & Land Development 8.3% Agricultural Land & Production 1.9% Public Finance/Other Commercial 7.8% Residential Mortgage 18.6% Home Equity 5.0% Other Consumer 1.4% $11.7 $12.0 $12.3 $12.3 $12.3 4.76% 5.58% 6.00% 6.34% 6.58% 3Q22 4Q22 1Q23 2Q23 3Q23 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 12 3Q23 Allowance for Credit Losses - Loans Highlights ▪ $2.0 million Q3 provision expense ▪ $5.0 million provision exp. recorded for ACL – Loans ▪ $3.0 million reserve reduction for unfunded commitments ▪ The reserve for unfunded commitments totals $20.3 million, a reduction of $3.0 million in Q3, and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $24.9 million inclusive of credit and interest rate marks Change in ACL – Loans 1Reflects $14 million for CECL Day 1 non-PCD loans. Total provision expense for 2022 of $16.8 million also includes $2.8 million for Level One’s unfunded commitments. $226.7 $223.3 $223.1 $221.1 $205.8 1.94% 1.86% 1.82% 1.80% 1.67% 3Q22 4Q22 1Q23 2Q23 3Q23 Allowance Allowance to Loans $195,397 $223,277 $205,782 $16,599 $13,955 $5,000 $2,674 $22,495 ACL - Loans 12/31/2021 Level One - PCD Credit Mark Net Charge- offs 2022 Provision Exp. 2022 ACL - Loans 12/31/2022 Net Charge- offs YTD Provision Exp. 2023 YTD ACL - Loans 9/30/2023 Increase Decrease 1

Demand Deposits 54%Savings Deposits 31% Certificates & Time Deposits > $100k 9% Certificates & Time Deposits < $100k 5% Brokered Certificates of Deposits 1% Deposit Portfolio Highlights 13 3Q23 Deposit Composition Highlights $14.6B Total 1Total brokered deposits of $734 million, which includes brokered CDs of $81 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 17% noninterest bearing • 41% yield 5 bps or less ▪ Total deposit costs increased to 2.32% ▪ 51% cumulative interest-bearing deposit beta, 47% prior quarter ▪ Insured 71.5% / Uninsured 28.5% ▪ Average deposit account balance of $34,000 1 $14.4 $14.4 $14.7 $14.6 $14.6 0.46% 0.92% 1.41% 1.99% 2.32% 3Q22 4Q22 1Q23 2Q23 3Q23 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income 3Q22 4Q22 1Q23 2Q23 3Q23 1. Net Interest Income - FTE ($millions) 146.6$ 155.3$ 150.4$ 143.7$ 139.3$ 2. Fair Value Accretion 3.2$ 2.7$ 2.4$ 2.0$ 2.0$ 3. PPP Loan Income 0.3$ 0.1$ -$ -$ -$ 4. Adjusted Net Interest Income - FTE1 143.1$ 152.5$ 148.0$ 141.7$ 137.3$ 5. Tax Equivalent Yield on Earning Assets 4.11% 4.73% 5.06% 5.36% 5.55% 6. Interest Expense/Average Earning Assets 0.56% 1.01% 1.48% 1.97% 2.26% 7. Net Interest Margin 3.55% 3.72% 3.58% 3.39% 3.29% 8. Fair Value Accretion Effect 0.08% 0.07% 0.06% 0.05% 0.05% 9. Impact of PPP Loans 0.00% 0.00% 0.00% 0.00% 0.00% 10. Adjusted Net Interest Margin1 3.47% 3.65% 3.52% 3.34% 3.24% 1 Adjusted for Fair Value Accret ion and PPP Loan Income $146.6 $155.3 $150.4 $143.7 $139.3 3.55% 3.72% 3.58% 3.39% 3.29% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Income - FTE ($millions) Net Interest Margin

Wealth Management $7.4 24% Gain on Sale of Loans $5.5 18% Service Charges $8.0 26% Card Payment Fees $4.7 15% Gain (Loss) on Sale of Securities ($1.7) -5% Derivative Hedge Fees $0.5 1%BOLI $1.8 6% Other Customer Fees $0.4 1%Other $1.2 4% Noninterest Income Highlights 15 3Q23 Noninterest Income Detail ($M) $27.8M Total Noninterest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $26.5 million for 3Q23, increased $1.7 million from 2Q23 driven primarily by higher gains on the sales of mortgage loans ▪ Losses of $1.7 million recognized on the sale of $33 million of available-for-sale securities 16.8% 13.4% 14.2% 15.5% 16.6% $7.2 $7.5 $7.9 $7.4 $7.4 $2.5 $2.1 $2.4 $3.6 $5.5 $7.2 $7.1 $7.4 $7.8 $8.0 $4.8 $4.5 $5.2 $4.5 $4.7 $7.9 $2.9 $2.1 $3.0 $2.2 $29.6M $24.1M $25.0M $26.3M $27.8M 3Q22 4Q22 1Q23 2Q23 3Q23 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

53.34% 48.60% 51.72% 52.21% 53.91% Salary & Benefits $55.6 59% Premises & Equipment $12.5 13% Outside Data Processing $6.6 7% Professional & Other Outside Services $3.8 4% Intangible Asset Amortization $2.2 3%Marketing $2.4 3% FDIC Expense $3.0 3% Other $7.8 8% Noninterest Expense Highlights 16 3Q23 Noninterest Expense Detail $93.9M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Increase in Other expenses reflects $1.3 million in increased marketing costs somewhat offset by a decline in professional fees. 13Q22, and 4Q22 Efficiency Ratio excluding acquisition costs, see “Non-GAAP Financial Information” for reconciliation 51.39%1 48.37%1 $56.0 $52.3 $57.5 $54.8 $55.6 $12.7 $12.8 $13.4 $12.9 $12.5 $6.8 $5.6 $6.1 $6.6 $6.6 $20.9 $19.0 $16.7 $18.3 $19.2 $96.4M $89.7M $93.7M $92.6M $93.9M 3Q22 4Q22 1Q23 2Q23 3Q23 Salary & Benefits Premises & Equipment Outside Data Processing Other

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ TCE Ratio including marks on held-to-maturity securities portfolio is 5.64% ▪ CET1 including net unrealized loss in AOCI on available-for-sale securities is 9.39% Highlights 6.66% 7.34% 7.75% 7.99% 7.69% 3Q22 4Q22 1Q23 2Q23 3Q23 TCE Ratio Target TCE (8.00%) 10.40% 10.65% 10.82% 11.07% 11.26% 3Q22 4Q22 1Q23 2Q23 3Q23 CET 1 Ratio Target CET1 Ratio (10.00%) 12.84% 13.08% 13.23% 13.48% 13.66% 3Q22 4Q22 1Q23 2Q23 3Q23 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio

Loan Portfolio Trends ($M)

	3Q22	4Q22	1Q23	2Q23	3Q23
1. C&I - Regional Banking	$ 2,703	$ 2,827	$ 2,831	$ 2,733	$ 2,662
2. C&I - Sponsor Finance	630	612	674	798	829
3. CRE Owner Occupied	1,266	1,244	1,242	1,180	1,154
4. Construction/Land/Land Dev.	829	836	961	950	1,022
5. CRE Non-Owner Occupied	2,299	2,407	2,375	2,380	2,360
6. Agricultural	222	242	220	230	234
7. Public Finance/Other Commercial	915	933	959	964	967
8. **Total Commercial Loans**	**8,864**	**9,101**	**9,262**	**9,235**	**9,228**
9. Residential Mortgage	2,014	2,103	2,195	2,276	2,286
10. Home Equity	622	631	621	614	609
11. Other Consumer	175	178	173	173	179
12. **Total Resi Mortgage & Consumer**	**2,811**	**2,912**	**2,989**	**3,063**	**3,074**
13. **Total Loans**	**$11,675**	**$12,013**	**$12,251**	**$12,298**	**$12,302**

[1]Adjusted for the sale of non-relational, term loan B loans of $116 million during the 2nd quarter.

3Q23 Highlights

- C&I - Sponsor Finance up $31 million
- Construction/Land/Land Dev. up $72 million

Year Over Year Highlights

Loan growth of $744 million or 6.4%[1]

- Balanced commercial loan growth - $481 million[1]
  - C&I - Regional Banking - $76 million[1]
  - C&I - Sponsor Finance - $199 million
  - CRE/Constr/Land/Land Dev. - $193 million
  - CRE NOO - $61 million
- Total Resi Mtg & Cons. - $263 million
  - Mortgage growth of $272 million, primarily from portfolio ARM strategy



Other
15.4%
IL
6.3%
OH
13.6%
MI
20.8%
IN
43.9%

Geography

84.6% of borrowers within four state Midwest geography

First Merchants Corporation
Helping you prosper

18

C&I Includes commercial and industrial, sponsor and owner- occupied real estate loans C&I - Sponsor Finance ▪ Line utilization Q3’23 40.9% from 41.7% Q2’23 ▪ $644 million in Shared National Credits ▪ $60.7 million of SBA guaranteed loans 1Reclassed ~$200 million from RE leasing to F&I in 3Q Loan Portfolio Insights 19 C&I ▪ $185 million Resi Real Estate Construction ▪ $837 million CRE Construction & Land Construction Finance Home Equity / Other Consumer Residential Mortgage ▪ > 95% of $679 million in consumer loans had a credit score exceeding 669 at origination2 ▪ $263 million residential mortgage secured, related to commercial loan relationships ▪ $2.0 billion residential mortgage loans • > 90% of $1.8 billion in residential portfolio loans had a credit score at origination exceeding 6693 Commercial Mortgage & Consumer 2Excludes ~14% of loans where origination data is unavailable 3Excludes ~13% of residential loans where origination data is unavailable ▪ $829 million to 86 companies ▪ Senior Debt/Adj. EBITDA < 3.0X ~ 68% ▪ Total Debt/Adj. EBITDA < 4.0X ~ 80% ▪ FCCR > 1.50X ~ 60% ▪ ~2.7% Classified ($M) Balance Commit. Multi-Family $508 $820 60.7% Industrial 90 113 10.8% Self Storage 72 78 8.6% Office - Medical 23 27 2.7% Office - General 10 29 1.2% % CRE Constr/Land 1

Office - Maturities Loan Portfolio Insights (continued) 20 Total Loans $12.3 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Multi- Family Industrial Retail Office Warehouse / Storage Hotel Other Total CRE (NOO) Balance: $678.6 $388.0 $374.5 $259.8 $240.8 $153.6 $265.3 $2,360.6 Commitment: $717.6 $400.4 $380.8 $265.8 $255.9 $154.1 $298.0 $2,472.6 # of loans: 468 492 324 219 101 32 132 1,768 % of Total Loans: 5.6% 3.1% 3.0% 2.1% 2.0% 1.2% 2.2% 19.2% Average Loan Balance: $1.5 $0.8 $1.2 $1.2 $2.4 $4.8 $2.0 $1.3 Top 10 - Avg. Loan Com: $18.2 $8.6 $9.9 $11.2 $14.8 $12.2 $16.3 $23.4 Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are 41% of total office with WALTV of ~60% at origination ▪ Largest NOO Office $25 million, medical office, 39% LTV ▪ 2nd largest $19 million, 40% owner occupied Office Maturities $259.8 Million General Office $124.9 Medical 71.6 Mixed 26.7 Government 21.1 Other 15.5 Multi Tenant 157.9 Single Tenant 101.9 Michigan 90.5 Indiana 66.6 Ohio 36.6 Oklahoma 25.0 Illinois 24.0 Other 17.1 Office Type Office Tenant Classification Office Geographic Office % Total Loans

Asset Quality 21 Asset Quality Trends ($M) Highlights ▪ Top three nonaccruals declined from $34.6 million to $17.1 million • Senior Living • Rental and sale of machinery equipment • Material Handling ▪ NPAs + 90PD declined $17.6 million or 14 bps to 0.49% of loans and ORE ▪ Classified Loans declined $24.8 million. A decline of 20 bps as a % of loans ▪ Q3 Net Charge-offs of $20.4 million • $19.1 million related to charge-off of two non-accruals from Q2 2023 3Q22 4Q22 1Q23 2Q23 3Q23 1. Non-Accrual Loans 43.5$ 42.3$ 46.6$ 69.2$ 53.1$ 2. Other Real Estate 6.5 6.5 7.8 7.7 6.5 3. 90PD Loans 0.7 1.7 7.0 0.4 0.1 4. Renegotiated Loans 0.2 0.2 - - - 5. NPAs + 90PD 50.9$ 50.7$ 61.4$ 77.3$ 59.7$ 6. NPAs + 90PD/Loans and ORE 0.44% 0.42% 0.50% 0.63% 0.49% 7. Classified Loans 207.1$ 215.2$ 250.5$ 257.0$ 232.2$ 8. Classified Loans/Loans 1.77% 1.79% 2.04% 2.09% 1.89% 9. Net Charge-offs (QTD) (0.4)$ 3.4$ 0.2$ 1.9$ 20.4$ 10. QTD NCO/Avg. Loans (Annualized) -0.01% 0.12% 0.01% 0.06% 0.66%

Nonperforming Assets 22 Nonperforming Assets Roll Forward ($M) Nonaccrual Migration: ▪ $17.6 million reduction in NPAs and 90 day past due • $7.5 million in new nonaccruals. Largest loan was a $1.2 million automotive parts manufacturer • $1.1 million OREO property sold this quarter • 90 days PD reduced $0.3 million Highlights 3Q22 4Q22 1Q23 2Q23 3Q23 1. Beginning Balance NPAs + 90PD 53.3$ 50.9$ 50.7$ 61.4$ 77.3$ Nonaccrual 2. Add: New Nonaccruals 9.0 7.3 15.4 33.2 7.5 3. Less: To Accrual or Payoff (10.7) (4.8) (8.6) (8.3) (2.5) 4. Less: To OREO 0.1 0.1 (1.4) - (0.2) 5. Less: Charge-offs (0.9) (3.8) (1.1) (2.3) (20.9) 6. Nonaccrual Loans Change (2.5) (1.2) 4.3 22.6 (16.1) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.1 1.4 - 0.2 8. Less: ORE Sold (0.1) (0.1) (0.1) (0.1) (1.4) 9. Less: ORE Losses (write-downs) - - - - - 10. ORE Change - - 1.3 (0.1) (1.2) 11. 90PD Change 0.1 1.0 5.3 (6.6) (0.3) 12. Renegotiated Loans Change - - (0.2) - - 13. NPAs + 90PD Change (2.4) (0.2) 10.7 15.9 (17.6) 14. Ending Balance NPAs + 90PD 50.9$ 50.7$ 61.4$ 77.3$ 59.7$

$10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $22.43 $10.44 $12.12 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.53 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 TBVPS TBVPS Without AFS OCI 242.2% 165.4% FRME S&P BMI US Bank Track Record of Shareholder Value 23 10-Year Total Return (2012-2022) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2012-2022: 10.5% CAGR 2012-2022: 7.0% Adjusted CAGR1 9.3% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2012-2022: 28.7% 1 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.03 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.00 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 14.04% 12.69% 12.94% 12.47% 13.26%13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 18.10% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23

$4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3Q23 History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022)

Vision for the Future 25 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social, and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

26 APPENDIX

Non-GAAP

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	3Q22	4Q22	1Q23	2Q23	3Q23	9/30/21 YTD	9/30/22 YTD	9/30/23 YTD
Net Income Available to Common Stockholders - GAAP	$ 63,283	$ 70,292	$ 63,610	$ 60,393	$ 55,898	$ 157,798	$ 150,391	$ 179,901
Adjustments:								
PPP loan income	(323)	(109)	(25)	(9)	(8)	(27,179)	(3,098)	(42)
Acquisition-related expenses	3,417	413	-	-	-	-	16,118	-
Acquisition-related provision expense	-	-	-	-	-	-	16,755	-
Tax on adjustment	(759)	(75)	6	2	2	6,664	(7,301)	10
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 65,618	$ 70,521	$ 63,591	$ 60,386	$ 55,892	$ 137,283	$ 172,865	$ 179,869
Average Diluted Common Shares Outstanding	59,339	59,384	59,441	59,448	59,503	54,093	57,468	59,465
Diluted Earnings Per Common Share - GAAP	$ 1.08	$ 1.19	$ 1.07	$ 1.02	$ 0.94	$ 2.92	$ 2.62	$ 3.03
Adjustments:								
PPP loan income	-	(0.01)	-	-	-	(0.50)	(0.05)	-
Acquisition-related expenses	0.05	0.01	-	-	-	-	0.27	-
Acquisition-related provision expense	-	-	-	-	-	-	0.30	-
Tax on adjustment	(0.01)	-	-	-	-	0.12	(0.13)	-
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 1.12	$ 1.19	$ 1.07	$ 1.02	$ 0.94	$ 2.54	$ 3.01	$ 3.03

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS EXCLUDING ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	3Q22	4Q22	1Q23	2Q23	3Q23	9/30/21 YTD	9/30/22 YTD	9/30/23 YTD
Net Interest Income (GAAP)	$ 140,307	$ 148,956	$ 144,119	$ 137,835	$ 133,383	$ 309,407	$ 371,247	$ 415,337
Other Income (GAAP)	29,616	24,151	24,997	26,319	27,842	83,476	83,790	79,158
Total Revenue	169,923	173,107	169,116	164,154	161,225	392,883	455,037	494,495
Less: Other Expenses (GAAP)	(96,378)	(89,699)	(93,720)	(92,593)	(93,854)	(206,777)	(266,016)	(280,167)
Add: Acquisition-Related Expenses (GAAP)	3,417	413	-	-	-	-	16,118	-
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 76,962	$ 83,821	$ 75,396	$ 71,561	$ 67,371	$ 186,106	$ 205,139	$ 214,328
Average Assets (GAAP)	$ 17,770,623	$ 17,834,468	$ 18,022,195	$ 18,170,649	$ 18,152,239	$ 14,672,596	$ 17,012,930	$ 18,115,504
Average Equity (GAAP)	$ 2,018,156	$ 1,958,041	$ 2,083,125	$ 2,139,877	$ 2,154,232	$ 1,858,680	$ 1,977,299	$ 2,126,005
Average Diluted Common Shares	59,339	59,384	59,441	59,448	59,503	54,093	57,468	59,465
PTPP/Average Assets (PTPP ROA)	1.73%	1.88%	1.67%	1.58%	1.48%	1.69%	1.61%	1.58%
PTPP/Average Equity (PTPP ROE)	15.25%	17.12%	14.48%	13.38%	12.51%	13.35%	13.83%	13.44%
PTPP/Average Diluted Common Shares	$ 1.30	$ 1.41	$ 1.27	$ 1.20	$ 1.13	$ 3.44	$ 3.57	$ 3.60

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27

Non-GAAP 28 EFFICIENCY RATIO (dollars in thousands): 3Q22 4Q22 1Q23 2Q23 3Q23 3Q21 YTD 3Q22 YTD 3Q23 YTD EFFICIENCY RATIO (dollars in thousands): Non Interest Expense (GAAP) 96,378$ 89,699$ 93,720$ 92,593$ 93,854$ 206,777$ 266,016$ 280,167$ Less: Intangible Asset Amortization (2,303) (2,303) (2,197) (2,182) (2,182) (4,284) (5,972) (6,561)$ Less: OREO and Foreclosure Expenses (328) (197) 18 (916) (677) (821) (626) (1,575)$ Adjusted Non Interest Expense (non-GAAP) 93,747 87,199 91,541 89,495 90,995 201,672 259,418 272,031 Net Interest Income (GAAP) 140,306 148,956 144,119 137,835 133,383 309,407 371,247 415,337 Plus: Fully Taxable Equivalent Adjustment 6,316 6,370 6,321 5,858 5,911 14,991 18,220 18,090 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 146,622 155,326 150,440 143,693 139,294 324,398 389,467 433,427 Non Interest Income (GAAP) 29,617 24,150 24,997 26,319 27,842 83,476 83,791 79,158 Less: Investment Securities Gains (Losses) (481) (57) 1,571 1,392 1,650 (5,316) (1,137) 4,613 Adjusted Non Interest Income (non-GAAP) 29,136 24,093 26,568 27,711 29,492 78,160 82,654 83,771 Adjusted Revenue (non-GAAP) 175,758 179,419 177,008 171,404 168,786 402,558 472,121 517,198 Efficiency Ratio (non-GAAP) 53.34% 48.60% 51.72% 52.21% 53.91% 50.10% 54.95% 52.60%

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	3Q21	3Q22	4Q22	1Q23	2Q23	3Q23
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	1,868,090	1,906,666	2,034,770	2,122,448	2,145,565	2,092,644
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(39,889)	314,089	239,151	198,914	217,964	307,270
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	46,546	25,000	25,000	25,000	25,000	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(565,221)	(740,780)	(738,206)	(736,429)	(734,666)	(732,903)
Less: Disallowed Deferred Tax Assets	(1,005)	(1,267)	(337)	(351)	(258)	(192)
Add: Modified CECL Transition Amount	34,542	23,028	23,028	11,514	11,514	11,514
Total Tier 1 Capital (Regulatory)	$ 1,342,938	$ 1,501,611	$ 1,558,281	$ 1,595,971	$ 1,639,994	$ 1,678,208
Qualifying Subordinated Debentures	65,000	143,089	143,103	143,118	143,132	143,147
Allowance for Loan Losses includible in Tier 2 Capital	139,200	178,490	180,870	182,308	183,106	184,046
Total Risk-Based Capital (Regulatory)	$ 1,547,138	$ 1,823,190	$ 1,882,254	$ 1,921,397	$ 1,966,232	$ 2,005,401
Net Risk-Weighted Assets (Regulatory)	$ 11,037,663	$ 14,196,430	$ 14,392,671	$ 14,524,959	$ 14,590,561	$ 14,683,329
Total Risk-Based Capital Ratio (Regulatory)	**14.02%**	**12.84%**	**13.08%**	**13.23%**	**13.48%**	**13.66%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,342,938	$ 1,501,611	$ 1,558,281	$ 1,595,971	$ 1,639,994	$ 1,678,208
Less: Qualified Capital Securities	(46,546)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,296,392	$ 1,476,611	$ 1,533,281	$ 1,570,971	$ 1,614,994	$ 1,653,208
Net Risk-Weighted Assets (Regulatory)	$ 11,037,663	$ 14,196,430	$ 14,392,671	$ 14,524,959	$ 14,590,561	$ 14,683,329
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.75%**	**10.40%**	**10.65%**	**10.82%**	**11.07%**	**11.26%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for the defined benefit and other postretirement plans.

First Merchants Corporation
Helping you prosper

29

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	3Q21	3Q22	4Q22	1Q23	2Q23	3Q23
Total Stockholders' Equity (GAAP)	$ 1,868,090	$ 1,906,666	$ 2,034,770	$ 2,122,448	$ 2,145,565	$ 2,092,644
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(572,323)	(750,713)	(747,844)	(745,647)	(743,465)	(741,283)
Tangible Common Equity (non-GAAP)	$ 1,295,642	$ 1,130,828	$ 1,261,801	$ 1,351,676	$ 1,376,975	$ 1,326,236
Total Assets (GAAP)	$ 15,060,725	$ 17,718,985	$ 17,938,306	$ 18,178,908	$ 17,968,412	$ 17,996,648
Less: Intangible Assets	(572,323)	(750,713)	(747,844)	(745,647)	(743,465)	(741,283)
Tangible Assets (non-GAAP)	$ 14,488,402	$ 16,968,272	$ 17,190,462	$ 17,433,261	$ 17,224,947	$ 17,255,365
Tangible Common Equity Ratio (non-GAAP)	**8.94%**	**6.66%**	**7.34%**	**7.75%**	**7.99%**	**7.69%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18	4Q19
Total Stockholders' Equity (GAAP)	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437
Less: Preferred Stock	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)
Tax Benefit	2,249	4,973	6,085	6,278	5,930	6,788	5,017	7,257
Tangible Common Equity, Net of Tax (non-GAAP)	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688
Common Shares Outstanding	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482
Tangible Common Equity per Share (non-GAAP)	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**

Tangible Common Equity Per Share	4Q20	3Q21	4Q21	3Q22	4Q22	1Q23	2Q23	3Q23
Total Stockholders' Equity (GAAP)	$ 1,875,645	$ 1,868,090	$ 1,912,571	$ 1,906,666	$ 2,034,770	$ 2,122,448	$ 2,145,565	$ 2,092,644
Less: Preferred Stock	(125)	(125)	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(572,893)	(572,323)	(570,860)	(750,713)	(747,844)	(745,647)	(743,465)	(741,283)
Tax Benefit	5,989	5,153	4,875	8,197	7,702	7,231	6,760	6,290
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,308,616	$ 1,300,795	$ 1,346,461	$ 1,139,025	$ 1,269,503	$ 1,358,907	$ 1,383,735	$ 1,332,526
Common Shares Outstanding	53,922,359	53,510,745	53,410,411	59,145,414	59,170,583	59,257,051	59,297,148	59,398,022
Tangible Common Equity per Share (non-GAAP)	**$ 24.27**	**$ 24.31**	**$ 25.21**	**$ 19.26**	**$ 21.45**	**$ 22.93**	**$ 23.34**	**$ 22.43**

First Merchants Corporation
Helping you prosper
30

Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 YTD
Return on Tangible Common Equity										
Total Average Stockholders' Equity (GAAP)	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,858,680
Less: Average Preferred Stock	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,815)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,290,740
Net Income Available to Common Stockholders (GAAP)	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 157,798
Plus: Intangible Asset Amortization, Net of Tax	1,081	892	1,395	1,720	2,542	3,670	5,307	4,736	4,730	3,384
Tangible Net Income (non-GAAP)	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 161,182
Return on Tangible Common Equity (non-GAAP)	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.65%**

	2021	3Q22	2022 YTD	4Q22	2022	1Q23	2Q23	3Q23	2023 YTD
Return on Tangible Common Equity									
Total Average Stockholders' Equity (GAAP)	$ 1,866,632	$ 2,018,156	$ 1,977,299	$ 1,958,041	$ 1,972,445	$ 2,083,125	$ 2,139,877	$ 2,154,232	$ 2,126,005
Less: Average Preferred Stock	(125)	(25,125)	(16,792)	(25,125)	(18,875)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(567,512)	(744,069)	(685,707)	(741,632)	(699,803)	(739,190)	(737,489)	(735,787)	(737,476)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,298,995	$ 1,248,962	$ 1,274,800	$ 1,191,284	$ 1,253,767	$ 1,318,810	$ 1,377,263	$ 1,393,320	$ 1,363,404
Net Income Available to Common Stockholders (GAAP)	$ 205,531	$ 63,283	$ 150,391	$ 70,292	$ 220,683	$ 63,610	$ 60,393	$ 55,898	$ 179,901
Plus: Intangible Asset Amortization, Net of Tax	4,540	1,819	4,718	1,819	6,537	1,734	1,724	1,724	5,182
Tangible Net Income (non-GAAP)	$ 210,071	$ 65,102	$ 155,109	$ 72,111	$ 227,220	$ 65,344	$ 62,117	$ 57,622	$ 185,083
Return on Tangible Common Equity (non-GAAP)	**16.17%**	**20.85%**	**16.22%**	**24.21%**	**18.12%**	**19.82%**	**18.04%**	**16.54%**	**18.10%**

First Merchants Corporation
Helping you prosper

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